Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Globe Net Wireless Corp. (the “Company”) on Form 10-K for the period ending August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gustavo Americo Folcarelli, President and Chief Executive Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gustavo Americo Folcarelli
Gustavo Americo Folcarelli
Chief Executive Officer
December 8, 2016

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Globe Net Wireless Corp. (the “Company”) on Form 10-K for the period ending August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gustavo Americo Folcarelli, Chief Financial Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gustavo Americo Folcarelli
Gustavo Americo Folcarelli
Chief Financial Officer
December 8, 2016